Exhibit 10(i)

SIXTH AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (“Sixth Amendment”) is made as of this ___ day of January, 2009, by and among BANK OF AMERICA, N.A., a national banking association (“Bank of America”) with an office at 135 South LaSalle Street, Floor, Chicago, Illinois 60603, individually as a Lender and as Agent (“Agent”) for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Bank of America, is referred to hereinafter individually as a “Lender” and collectively as the “Lenders”), the LENDERS and MFRI, INC., a Delaware corporation (“MFRI”), MIDWESCO FILTER RESOURCES, INC., a Delaware corporation (“Midwesco”), PERMA-PIPE, INC., a Delaware corporation (“Perma-Pipe”), THERMAL CARE, INC., a Delaware corporation (“Thermal Care”), TDC FILTER MANUFACTURING, INC., a Delaware corporation (“TDC”) and MIDWESCO MECHANICAL AND ENERGY, INC., a Delaware corporation (“Mechanical”). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied. MFRI, Midwesco, Perma-Pipe, Thermal Care, TDC and Mechanical are sometimes hereinafter referred to individually as a “Borrower” and collectively as “Borrowers”.

WHEREAS, Borrowers (other than Mechanical), Agent, and the Lender signatories thereto hereto entered into that certain Amended and Restated Loan and Security Agreement dated December 15, 2006, as amended by that First Amendment to Amended and Restated Loan and Security Agreement dated February 28, 2007 by and among Borrowers, Agent and Lenders , by that certain Second Amendment to Amended and Restated Loan and Security Agreement dated August 28, 2007 by and among Borrowers, Agent and Lenders, by that certain Third Amendment to Amended and Restated Loan and Security Agreement dated December 13, 2007 by and among Borrowers, Agent and Lenders, by that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated April 17, 2008 by and among Borrowers, Agent and Lenders and by that certain Fifth Amendment to Amended and Restated Loan and Security Agreement dated September 7, 2008 by and among Borrowers, Agent and Lenders (said Amended and Restated Loan and Security Agreement, as amended from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers, Agent and Lenders desire to amend and restate the Loan Agreement as provided herein;

NOW, THEREFORE, in consideration of the following terms and conditions, the parties agreed as follows:

1.         Definitions. Except as otherwise specifically provided for herein, all capitalized terms used herein without definition shall have the meanings contained in the Loan Agreement.

2.         Restricted Investments. Subsection 8.2.12 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

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“8.2.12 Restricted Investment. Make or have, or permit any Subsidiary of any Borrower to make or have, any Restricted Investment, except that Borrowers may invest up to Twenty-Eight Million Dollars ($28,000,000) in any Subsidiary (a “Foreign Subsidiary”) incorporated outside the United States and deemed and taxed as a Controlled Foreign Corporation under 957(a) of the Internal Revenue Code so long as (x) immediately after the applicable Borrower has made such Investment, no Event of Default has occurred and is continuing and (y) Borrowers shall have pledged to Agent for the benefit of Lenders sixty-five percent (65%) of the outstanding capital stock of any such Subsidiary that is a first tier Foreign Subsidiary (i.e., not owned by a Foreign Subsidiary) pursuant to a pledge agreement or amendment in form and substance acceptable to Agent. So long as Borrowers shall be deemed to have consented to the creation of any such Subsidiary and Borrowers shall be deemed to have complied with subsection 8.1.7 of the Loan Agreement with respect to such Subsidiary. In such event, the provisions of subsection 8.1.7 of the Loan Agreement notwithstanding, no such Foreign Subsidiary shall be required to provide a Guaranty or to pledge its assets to secure the Obligations. The foregoing notwithstanding, so long as average Availability for the most recently ended ninety (90) day period equals or exceeds fifteen percent (15%) of the remainder of the Revolving Credit Maximum Amount minus the unpaid principal balance of the Term Loan and the Equipment Loans, then the Twenty-Eight Million Dollar ($28,000,000) limit in the first sentence of this subsection 8.2.12 shall be increased to Thirty Million Dollars ($30,000,000).”

3.         Foreign Subsidiaries and Controlled Foreign Subsidiaries. Notwithstanding any other provisions provided for in this Agreement, there shall be an exclusion from the definition of Collateral for any assets that are owned by a Foreign Subsidiary. At no time prior to the date hereof was it the intention of Borrowers, Agent or Lenders that Borrowers pledge more than sixty-five percent (65%) of the issued and outstanding Securities of any first tier Foreign Subsidiary or any of the Securities of a Foreign Subsidiary that is not a first tier Foreign Subsidiary.

4.         Conditions Precedent. This Sixth Amendment shall become effective upon satisfaction of the following condition precedent:

(A)      Borrowers, Agent and Lenders shall have executed and delivered to each other this Sixth Amendment.

5.         Governing Law. This Sixth Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the principles thereof relating to conflict of laws.

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6.         Execution in Counterparts. This Sixth Amendment may be executed in any number of counterparts, which shall, collectively and separately, constitute one Agreement.

7.         Continuing Effect. Except as otherwise provided herein, the Loan Agreement remains in full force and effect.

(Signature Page Follows)

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(Signature Page to Sixth Amendment to

Amended and Restated Loan and Security Agreement)

MFRI, INC.

By:	/s/ Michael D. Bennett
Name:	Michael D. Bennett
Title:	Vice President Chief Financial Officer

MIDWESCO FILTER RESOUCES, INC.

By:	/s/ Michael D. Bennett
Name:	Michael D. Bennett
Title:	Vice President Chief Financial Officer

PERMA-PIPE, INC.

By:	/s/ Michael D. Bennett
Name:	Michael D. Bennett
Title:	Vice President Chief Financial Officer

THERMAL CARE, INC.

By:	/s/ Michael D. Bennett
Name:	Michael D. Bennett
Title:	Vice President Chief Financial Officer

TDC FILTER MANUFACTURING, INC.

By:	/s/ Michael D. Bennett
Name:	Michael D. Bennett
Title:	Vice President Chief Financial Officer

MIDWESCO MECHANICAL AND ENERGY, INC.

By:	/s/ Michael D. Bennett
Name:	Michael D. Bennett
Title:	Vice President Chief Financial Officer

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(Signature Page to Sixth Amendment to

Amended and Restated Loan and Security Agreement)

BANK OF AMERICA, N.A. as Agent and as a Lender

By:	/s/ Brian T. Conole
Name:	Brian T. Conole
Title:	Senior Vice President

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